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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K
                                 ______________


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 1, 2008

                         Commission File Number 33-89506




                         Berthel Growth & Income Trust I
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Iowa                                            52-1915821
(State of Incorporation)                       (IRS Employer Identification No.)


                          701 Tama Street, Marion, Iowa        52302
                     --------------------------------------   --------
                    (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (319) 447-5700




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On September 1, 2008, the registrant's wholly owned subsidiary, Berthel SBIC, LLC, violated the terms of its loan agreement dated September 1, 2003 with the United States Small Business Administration by failing to pay the balance of the loan in full. As of September 1, 2008, the balance of the loan is $2,777,946.30. As a result of the default, the United States Small Business Administration on September 3, 2008 issued Berthel SBIC, LLC a notice of default, indicating that if Berthel SBIC, LLC does not pay the amount in full within 30 days, the United States Small Business Administration will take appropriate legal action. The registrant believes the United States Small Business Administration will seek to have itself appointed receiver of Berthel SBIC, LLC for the purpose of marshalling and liquidating in an orderly manner all of its assets and satisfying all of the claims of creditors.

Item 9.01.  Financial Statements and Exhibits.

    (d) Exhibits.

         The following exhibit is furnished herewith.

         Exhibit 99.1 Letter from United States Small Business Administration dated September 3, 2008.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Berthel Growth & Income Trust I
                                            ----------------------------------
                                                     (Registrant)

                                            September 5, 2008
                                            ----------------------------------
                                                  (Date)

                                            /s/  Ronald O. Brendengen
                                            ----------------------------------
                                                 Ronald O.  Brendengen,
                                                 Chief Financial Officer of
                                                 Berthel Fisher & Company
                                                 Planning, Inc., Trust Advisor

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